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                                                                 EXHIBIT 10.35


        AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED LOAN AGREEMENT AND
             CONSENT AND WAIVER UNDER AMENDED AND RESTATED GUARANTY

               AMENDMENT AGREEMENT, dated as of October 27, 1999, to the Fifth Amended and Restated Loan Agreement, dated as of July 6, 1998 (as same has been or may be further amended, supplemented, modified or restated in accordance with its terms, the "Loan Agreement") among PRESLEY HOMES (f/k/a The Presley Companies), a California corporation (the "Borrower"), the lenders listed on
Schedule 1.1(g) thereto (the "Lenders") and FOOTHILL CAPITAL CORPORATION, in its capacity as agent (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement.

               WHEREAS, the Borrower has informed the Agent that Presley Delaware, the Borrower, William Lyon Homes, Inc., a California corporation ("Homes"), William Lyon, an individual, and William H. Lyon, an individual, have entered into a Purchase Agreement and Escrow Instructions (the "Acquisition Agreement"), dated as of October 7, 1999 pursuant to which, among other things, the Borrower has agreed to purchase substantially all of the assets of Homes for a purchase price of $48,000,000 and the assumption of substantially all of the liabilities of Homes (the "Consideration" and collectively, the "Acquisition"); the form of the Acquisition Agreement is included as an exhibit to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission by Presley Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Presley Delaware ("Merger Sub"); and

               WHEREAS, the Borrower has informed the Agent that Presley Delaware intends to merge with and into Merger Sub, with Merger Sub as the surviving corporation; and Merger Sub will, at the effective time of such merger, change its name to "The Presley Companies" (collectively, the "Merger"); and

               WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement in connection with the Acquisition and waive certain provisions of the Amended and Restated Guaranty and the Lenders have so agreed, upon the terms and conditions set forth herein.

               NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

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        SECTION I.           AMENDMENTS TO LOAN AGREEMENT

               1. Section 8.8 of the Loan Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (p) thereof, (ii) adding "and" at the end of paragraph (q) and (iii) adding a new paragraph (r) which reads as follows:

               "(r) Recourse indebtedness incurred or guaranteed by the Borrower in connection with the acquisition by a wholly-owned Subsidiary of the Borrower of certain real estate projects of William Lyon Homes, Inc., not to exceed the respective amounts set forth below for the fiscal quarter indicated:

                      Period                              Amount
                      ------                              ------
               Fiscal quarter ending on or
               about December 31, 1999                    $25,000,000

               Fiscal quarter ending on or
               about March 31, 2000                       $20,000,000

               Fiscal quarter ending on or
               about June 30, 2000                        $20,000,000

               Fiscal quarter ending on or
               about September 30, 2000                   $10,000,000

               Fiscal quarter ending on or
               about December 31, 2000 and each
               fiscal quarter thereafter                  $         0"

        SECTION II.          CONSENT AND WAIVER UNDER AMENDED AND
                             RESTATED  GUARANTY

               1. The Lenders hereby consent to the Merger pursuant to the Certificate of Ownership and Merger dated July 15, 1999 (the "Merger Certificate").

               2. The Lenders hereby waive the applicable provisions of the Amended and Restated Guaranty solely to permit the Merger pursuant to and in accordance with the Merger Certificate.

        SECTION III.  CONDITIONS PRECEDENT

               This Amendment Agreement shall become effective on the date (the "Effective Date") on which counterparts hereof are executed and delivered by the Borrower, Presley Delaware, Merger Sub, the Agent and the Lenders and the following conditions are fulfilled:


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               1. No unwaived event has occurred and is continuing which
constitutes a Default or an Event of Default.

               2. All representations and warranties made by the Borrower, Presley Delaware and Merger Sub in this Amendment Agreement shall be true and correct.

               3. All required corporate actions in connection with the execution and delivery of this Amendment Agreement shall have been taken, and each shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action that the Agent may reasonably request, to be certified by the appropriate corporate person or government authorities.

               4. The Agent shall have received (i) a copy of the articles of incorporation of Merger Sub, certified as of a recent date by the Secretary of State or other appropriate official of the state of its organization, (ii) a certificate as to its good standing from such Secretary of State or other official, (iii) a certificate of good standing from the appropriate official of each state in which it is qualified to do business, in each case dated as of a recent date, (iv) a certificate of the Secretary of Merger Sub, dated the date hereof, and certifying as to the incumbency and specimen signature of each of Merger Sub's officers executing this Amendment Agreement or any other Loan Document delivered in connection herewith, (v) a certificate of another of Merger Sub's officers as to incumbency and signature of its Secretary, and (vi) such other documents as the Agent or any Lender may reasonably request.

               5. The Agent shall have received evidence in the form of an officer's certificate signed by a Responsible Official that the Acquisition has been consummated.

               6. The Agent shall have received a duly executed copy of the Acquisition Agreement, including all amendments and schedules thereto, as in effect on the date of consummation of the Acquisition, each certified by a Responsible Official of the Borrower.

               7. The Agent shall have received such other documents as the Lenders or the Agent or the Agent's counsel shall reasonably deem necessary.

                        SECTION IV. CONDITIONS SUBSEQUENT

               The Borrower hereby agrees and covenants to satisfy the following additional condition within 10 days of the Effective Date:

               1. The Agent shall have received a copy of the Merger Certificate, certified by the Secretary of State of the State of Delaware.


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        SECTION V.    MISCELLANEOUS

               1. By its signature below, the Borrower reaffirms and restates the representations and warranties set forth in Article VI of the Loan Agreement, and all such representations and warranties are true and correct on the Effective Date with the same force and effect as if made on such date (except to the extent that they relate expressly to an earlier date). Presley Delaware and Merger Sub jointly and severally represent and warrant that, both before and after giving effect to the consummation of the Merger, each of the representations and warranties set forth in Section 7 of the Amended and Restated Guaranty, are and shall be true and correct (except to the extent that they relate expressly to the Closing Date). In addition, the Borrower, Presley Delaware and Merger Sub each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Lenders that:

               (a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment Agreement and the transactions contemplated hereby, and has taken or caused to be taken all necessary actions to authorize the execution, delivery and performance of this Amendment Agreement and the transactions contemplated hereby;

               (b) no consent of any other Person (including, without limitation, shareholders or creditors of the Borrower, Presley Delaware or Merger Sub) and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment Agreement, or consummation of the transactions contemplated hereby;

               (c) this Amendment Agreement has been duly executed and delivered by or on behalf of the Borrower, Presley Delaware and Merger Sub and constitutes a legal, valid and binding obligation of each of the Borrower, Presley Delaware and Merger Sub enforceable in accordance with its terms, subject as to enforceability to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

               (d) the execution, delivery and performance of this Amendment Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of the Borrower, Presley Delaware or Merger Sub; and

               (e) Both before and after giving effect to the consummation of each of the Acquisition, the Merger and the transactions contemplated hereunder and thereunder (collectively, the "Transactions") there exists no Default or Event of Default.


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               2. The Borrower and Presley Delaware each further represents and warrants as of the Effective Date (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Lenders that:

               (a) Both before and immediately after the consummation of the Acquisition, the fair salable value of the assets of the Borrower and its consolidated Subsidiaries is not less than the amount that will be required to be paid on or in respect of the probable liability on the existing debts and other liabilities (including contingent liabilities) of the Borrower and its consolidated Subsidiaries, as they become absolute and mature.

               (b) Both before and immediately after the consummation of the Acquisition, the assets of the Borrower and its consolidated Subsidiaries do not constitute unreasonably small capital for the Borrower and its consolidated Subsidiaries to carry out their business as now conducted and as proposed to be conducted including the capital needs of the Borrower and its consolidated Subsidiaries, taking into account the particular capital requirements of the business conducted by the Borrower and its consolidated Subsidiaries and projected capital requirements and capital availability thereof.

               (c) Neither the Borrower nor any of its Subsidiaries intends to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Borrower and any of its Subsidiaries, and of amounts to be payable on or in respect of debt of the Borrower and any of its subsidiaries). The cash flow of the Borrower and its consolidated Subsidiaries, after taking into account all anticipated uses of the cash of the Borrower and its consolidated Subsidiaries, will at all times be sufficient to pay all such amounts on or in respect of debt of the Borrower and its consolidated Subsidiaries when such amounts are required to be paid.

               (d) Neither the Borrower nor any of its Subsidiaries believes that final judgments against them in actions for money damages presently pending will be rendered at a time when, or in an amount such that, they will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). The cash flow of the Borrower and its consolidated Subsidiaries, after taking into account all other anticipated uses of the cash of the Borrower and its consolidated Subsidiaries (including the payments on or in respect of debt referred to in paragraph (c) above), will at all times be sufficient to pay all such judgments promptly in accordance with their terms.

               (e) (i) The execution, delivery and performance by Presley Delaware, the Borrower and Homes of the Acquisition Agreement and the other documents, agreements and instruments executed and delivered pursuant thereto or in connection therewith (collectively, the "Acquisition Documents") have been duly authorized by all necessary action on the part of Presley Delaware, the Borrower and Homes, (ii) the


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Acquisition Documents constitute the valid, binding and enforceable obligation of each party thereto, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and are in full force and effect without default or waiver of any of the conditions thereunder and (iii) there are no governmental consents, filings, approvals or notices required to be made or obtained in connection with the execution, delivery and performance of the Acquisition Documents except such as have been duly made, obtained or delivered.

               (f) To the best of Borrower's knowledge, each of the representations and warranties made by Homes in the Acquisition Documents was true and correct in all material respects both as of the time such representation and warranty was made and as of the Effective Date as if such representation and warranty was made on and as of such date (except to the extent that they relate expressly to an earlier date).

               (g) There are not any actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of any Responsible Official of Presley Delaware or the Borrower, threatened against or affecting the Borrower, any of its Subsidiaries or Presley Delaware or the businesses, assets or rights of the Borrower, any of its Subsidiaries or Presley Delaware which involve any of the Transactions.

               (h) The Consideration to be paid by the Borrower in connection with the Acquisition is fair to the Borrower from a financial point of view, and the Borrower will receive a reasonably equivalent value in exchange for such Consideration.

        By its signature below, the Borrower, Presley Delaware and Merger Sub each agrees that it shall constitute an Event of Default if any representation or warranty made above should be false or misleading in any material respect.

               3. Merger Sub hereby irrevocably and unconditionally affirms and agrees that, immediately upon consummation of the Merger, it shall have assumed all obligations and liabilities of Presley Delaware under the Amended and Restated Guaranty and each other Loan Document to which Presley Delaware is a party and that each Loan Document shall continue in full force and effect.

               4. The Loan Agreement, and each other Loan Document is hereby ratified and confirmed in all respects and, except as expressly amended or waived or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement and the other Loan Documents shall remain unamended, unwaived and in effect in accordance with their respective terms. The amendments, waivers and consents set forth herein shall be limited precisely as provided for herein and shall not be deemed to be amendments or consents to, or waivers of modifications of, any term or provision of the Loan Documents or any other document or instrument referred to herein or therein or of any transaction or further or future action on the part of the Borrower, Presley Delaware or Merger Sub requiring the


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consent of the Agent or any Lender, except to the extent specifically provided for herein.

               5. The Borrower, Presley Delaware and Merger Sub each confirms in favor of the Agent and each Lender that it agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under the Loan Agreement or any other Loan Document and that, except as herein provided, all terms of the Loan Agreement and the other Loan Documents shall continue in full force and effect.

               6. This Amendment Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

               7. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

               8. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LOCAL LAWS OF CALIFORNIA.

                                    PRESLEY HOMES (f/k/a The Presley
                                    Companies), a California corporation

                                    By    /s/  David M. Siegel
                                       -----------------------------------------
                                       Name:   David M. Siegel
                                       Title:  Senior Vice President -
                                               Chief Financial Officer

                                    By     /s/ W. Douglass Harris
                                       -----------------------------------------
                                       Name:   W. Douglass Harris
                                       Title:  Vice President - Corporate
                                               Controller


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


                                   THE PRESLEY COMPANIES, a Delaware
                                   Corporation

                                   By    /s/  David M. Siegel
                                       -----------------------------------------
                                       Name:   David M. Siegel
                                       Title:  Senior Vice President -
                                               Chief Financial Officer

                                   By      /s/ W. Douglass Harris
                                       -----------------------------------------
                                       Name:   W. Douglass Harris
                                       Title:  Vice President - Corporate
                                               Controller

                                   PRESLEY MERGER SUB, INC., a
                                   Delaware corporation

                                   By     /s/  David M. Siegel
                                       -----------------------------------------
                                       Name:   David M. Siegel
                                       Title:  Senior Vice President -
                                               Chief Financial Officer

                                   By      /s/ W. Douglass Harris
                                       -----------------------------------------
                                       Name:   W. Douglass Harris
                                       Title:  Vice President - Corporate
                                               Controller

                                   FOOTHILL CAPITAL CORPORATION,
                                   Individually and as Agent

                                   By     /s/ Karen S. Sandler
                                      ------------------------------------------
                                      Name:   Karen S. Sandler
                                      Title:  Senior Vice President


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